THIRD AMENDMENT TO

CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO CREDIT AGREEMENT (“this Amendment”) is dated as of June 30, 2006 (the “Effective Date”), by and among BOOKS-A-MILLION, INC., a Delaware corporation (“BAM”), and its wholly-owned subsidiaries AMERICAN WHOLESALE BOOK COMPANY, INC., an Alabama corporation (“AWBC”) and AMERICAN INTERNET SERVICE, INC., an Alabama corporation (“AIS”) and the wholly-owned subsidiaries of AIS, booksamillion.com, inc., an Alabama corporation (“bam.com”), NETCENTRAL, INC., a Tennessee corporation (“NI”), and FAITHPOINT, INC. an Alabama corporation (“FaithPoint”); BAM, AWBC, AIS, bam.com, NI and FaithPoint are sometimes together referred to as the “Initial Participating Entities”; the Initial Participating Entities, together with all Persons that hereafter become Participating Entities, being hereafter sometimes together referred to as the “Borrowers”), BANK OF AMERICA, N.A., a national banking association (“BofA”), and the various lenders identified on the signature pages hereto (collectively, the “Lenders”); and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (the “Agent”).

Recitals

        A.     The Borrowers, the Lenders and the Agent have previously entered into that certain Credit Agreement dated as of July 1, 2002 (together with any and all amendments thereto, including, but not limited to (i) that certain First Amendment to Credit Agreement dated as of June 14, 2004 and (ii) that certain Second Amendment to Credit Agreement dated as of June 20, 2005, the “Credit Agreement”). Capitalized terms not otherwise herein defined shall have the meanings given them in the Credit Agreement.

        B.     The Borrowers, the Lenders and the Agent now desire to extend the maturity date of the credit facility, to change certain aspects of the pricing matrix and to make the other changes set forth in this Amendment.

Agreement

        NOW, THEREFORE, in consideration of the foregoing recitals and in further consideration of the mutual agreements set forth herein, the Borrowers, the Lenders and the Agent hereby agree as follows, with such agreements to become effective as of the Effective Date:

1.	Recitals. The recitals hereinabove are hereby incorporated by this reference as if fully set forth herein.

2.	Rules of Construction. This Amendment is subject to the rules of construction set forth in Section 1.2 of the Credit Agreement.

3.	Representations and Warranties of Borrowers. The Borrowers represent and warrant to the Lenders and the Agent as follows:

(a)

Representations and Warranties in Credit Documents. All of the representations and warranties set forth in the Credit Documents are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date.

(b)

No Default. As of the Effective Date, the Borrowers are in compliance in all material respects with all the terms and provisions set forth in the Credit Documents on their part to be observed or performed, and, no Event of Default, nor any event that upon notice or lapse of time or both would constitute such an Event of Default, has occurred and is continuing.

(c)	Organizational Documents. The articles of incorporation and bylaws of the Borrowers have not been modified or amended since July 1, 2002.

4.	Amendments to Credit Agreement. Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a)

The defined terms “Applicable Commitment Fee Rate,” “Applicable LIBO Rate Margin,” and “Applicable Base Rate Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended to read, in their entirety, as follows:

“Applicable Base Rate Margin,” “Applicable Commitment Fee Rate,” and “Applicable LIBO Rate Margin” mean, with respect to any Revolving Credit Loan, Swingline Loan, letter of credit fee, the Commitment Fee and any other rates or fees to which such amounts are added or used to calculate such fees or rates, the rates per annum set forth opposite the Fixed Charge Coverage Ratio at the time of determination as set forth below:

                                           Applicable              Applicable               Applicable
                  Fixed Charge Coverage      Base Rate                LIBO Rate             Commitment Fee
                  Ratio                        Margin                  Margin                    Rate

                  Greater than                   0%                    1.125%                    .20%
                  or equal to
                  2.0 to 1

                  Less than 2.0                  0%                     1.25%                    .20%
                  to 1 but
                  greater than
                  or equal to
                  1.875 to 1

                  Less than                      0%                    1.375%                    .25%
                  1.875 to 1
                  but greater
                  than or equal
                  to 1.75 to 1

                  Less than                      0%                     1.50%                    .25%
                  1.75 to 1 but
                  greater than
                  or equal to
                  1.625 to 1

                  Less than                      0%                    1.625%                    .30%
                  1.625 to 1
                  but greater
                  than or equal
                  to 1.5 to 1
Changes in the Applicable Commitment Fee Rate, Applicable LIBO Rate Margin and Applicable Base Rate Margin shall be effective: (A) with respect to an increase in such applicable rate or margin, as of the second (2nd) Business Day after the day on which the financial statements and Compliance Certificate are required to be delivered to the Agent and the Lenders pursuant to Sections 5.3.1 and 5.3.2 hereof, as the case may be; provided, however, that if such financial statements and Compliance Certificate are not delivered to the Agent and the Lenders on or before the date specified in such Section, such increase shall be effective as of the date specified in such Section for delivery of the financial statements; and (B) with respect to a decrease in such applicable rate or margin, as of the later to occur of (1) the second (2nd) Business Day after the day on which such financial statements are required to be delivered pursuant to Sections 5.3.1 and 5.3.2 hereof, as the case may be, and (2) the date on which such financial statements are actually delivered to the Agent and the Lenders. If the financial statements and Compliance Certificate are not delivered to the Agent and the Lenders on or before the date specified in Sections 5.3.1 and 5.3.2, the rates and margins determined hereunder shall automatically increase to the highest rate and margin set forth above; provided, however, that nothing set forth herein shall limit the Agent’s or the Lenders’ right to impose in addition to such automatic increase, the Default Rate.

(b)	The defined term “Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended to read, in its entirety, as follows:

                “Maturity Date” means July 1, 2011.

        5.     Extension Fee. Borrowers shall pay to Agent for the account of each Lender in accordance with its Pro Rata Share an extension fee for extending the Revolving Credit Facility in an amount equal to one-tenth of one percent (10 basis points) of the Total Revolving Credit Commitment, including the Peak Usage Tranche notwithstanding Section 2.5.1(g) of the Credit Agreement. The extension fee shall be paid on the Effective Date and is nonrefundable.

        6.     Credit Documents to Remain in Effect. Except as expressly amended herein, the Credit Agreement and the other Credit Documents shall remain in full force and effect in accordance with their respective terms.

        7.     No Novation, etc. Nothing contained in this Amendment shall be deemed to constitute a novation of the terms of the Credit Documents, nor release any party from liability for any of the Loans, nor affect any of the rights, powers or remedies of the Lenders under the Credit Documents, nor constitute a waiver of any provision thereof, except as specifically set forth in this Amendment.

        8.     References in Credit Documents. Effective as of the Effective Date, all references in the Credit Documents to the “Credit Agreement” shall refer to the Credit Agreement as amended by this Amendment, including but not limited to, the extension of the Maturity Date, and as the Credit Agreement may be further amended from time to time.

        9.     Governing Law, Successors and Assigns, etc. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        10.     Headings. The descriptive headings of the sections of this Amendment are for convenient reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

        11.     Entire Agreement. This Amendment constitutes the entire understanding to date of the parties hereto regarding the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements of the parties thereto with respect to the subject matter hereof.

        12.     Severability. If any provision of this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        13.     Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

        14.     Effect of this Amendment. This Amendment amends and supplements the Credit Agreement and shall be construed as if it is a part thereof for all purposes.

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        IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have caused this Amendment to be executed and delivered by their duly authorized representatives on the dates set forth below their signature, to be effective as of the Effective Date.

                                                     BOOKS-A-MILLION, INC.

                                                     By:/s/ Richard S. Wallington
                                                              Its: Chief Fianancial Officer

                                                     Dated:   June 30, 2006

                                                     NETCENTRAL, INC.

                                                     By:/s/ Richard S. Wallington
                                                              Its: Chief Fianancial Officer

                                                     Dated:   June 30, 2006

                                                     AMERICAN INTERNET SERVICE, INC.

                                                     By:/s/ Richard S. Wallington
                                                              Its: Chief Fianancial Officer

                                                     Dated:   June 30, 2006

                                                     AMERICAN WHOLESALE BOOK COMPANY, INC.

                                                     By:/s/ Richard S. Wallington
                                                              Its: Chief Fianancial Officer

                                                     Dated:   June 30, 2006

                                                     booksamillion.com, inc.

                                                     By:/s/ Richard S. Wallington
                                                              Its: Chief Fianancial Officer

                                                     Dated:   June 30, 2006

                                                     FAITHPOINT, INC.

                                                     By:/s/ Richard S. Wallington
                                                              Its: Chief Fianancial Officer

                                                     Dated:   June 30, 2006

                                                     BANK OF AMERICA, N.A., as Agent

                                                     By:/s/ Kristine Thennes
                                                              Its: Vice President

                                                     Dated:   June 30, 2006

                                                     BANK OF AMERICA, N.A., as a Lender

                                                     By:/s/ David Jackson
                                                              Its: Senior Vice President

                                                     Dated:   June 30, 2006

                                                     AMSOUTH BANK, as a Lender

                                                     By:/s/David Simmons
                                                              Its: Senior Vice President

                                                     Dated:   June 30, 2006

                                                     SUNTRUST BANK, as a Lender

                                                     By:/s/ Kelly Gunter
                                                              Its: Vice President

                                                     Dated:   Juen 30, 2006

                                                     WACHOVIA BANK, N.A., as a Lender

                                                     By:/s/ Austin Davis
                                                              Its: Vice President

                                                     Dated:   June 30, 2006

                                                     WELLS FARGO BANK, N.A., as a Lender

                                                     By:/s/ Randall Rupp
                                                              Its: Vice President

                                                     Dated:   June 30, 2006